Virtus Duff & Phelps International Series (the “Series”),

a series of Virtus Variable Insurance Trust

Supplement dated June 4, 2019 to the Summary and

Statutory Prospectuses dated April 30, 2019

Important Notice to Investors

As approved by the Board of Trustees of Virtus Variable Insurance Trust, effective June 4, 2019, Sustainable Growth Advisers, LP (“SGA”) is managing the Series and Duff & Phelps Investment Management Co. (“Duff & Phelps”) is removed as subadviser. Accordingly, all references to Duff & Phelps as subadviser to the Series, and to Frederick Brimberg as portfolio manager, are hereby removed from the Series’ prospectuses. Virtus Investment Advisers, Inc. (“VIA”) continues to serve as the Series’ investment adviser. SGA will serve under an interim subadvisory agreement until such time as the Series’ standard subadvisory agreement is implemented, not to exceed 150 days. It is currently anticipated that the subadvisory agreement with SGA will be submitted to the Series’ shareholders for approval during the third quarter of 2019.

Additionally, Virtus Duff & Phelps International Series’ name has changed to Virtus SGA International Growth Series and all references in the Series’ summary and statutory prospectuses to the Series’ former name are deemed changed to Virtus SGA International Growth Series.

Additional disclosure changes resulting from the subadviser change are described below.

The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus is hereby replaced with the following:

The Series will invest in securities of issuers located throughout the world. Under normal circumstances, the Series will invest at least 80% of its assets in equity securities of issuers organized, headquartered or doing a substantial amount of business outside the U.S. As of the date of this prospectus, the Series’ subadviser, Sustainable Growth Advisers, LP (“SGA”), considers an issuer that has at least 50% of its assets or derives at least 50% of its revenue from business outside the U.S. as doing a substantial amount of business outside the U.S.

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA selects investments for the Series’ portfolio that it believes have superior long-term earnings prospects and attractive valuation. SGA may also consider certain environmental, social, and governance (“ESG”) factors, in addition to including the use of analysis and rankings from third-party ESG research providers. The Series’ equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. The Series may invest in companies of all market capitalizations. The Series will allocate its assets among various regions and countries, including emerging markets. From time to time, the Series may have a significant portion of its assets invested in the securities of companies in only a few countries or regions. Although the Series seeks investments across a number of sectors, from time to time, the Series may have significant positions in particular sectors.

SGA will sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

The disclosure under “Principal Risks” in the summary prospectus and in the summary section of the statutory prospectus is hereby amended by adding the following disclosure:

> Convertible Securities Risk. The risk that the value of a convertible security held by the Series will decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or that the security will be called for redemption at a time and/or price unfavorable to the Series.

> Currency Rate Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Series’ shares.

> ESG Consideration Risk. The risk that the Series’ consideration of ESG factors results in the Series’ forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so, or that the companies identified by the ESG factors do not operate as expected when addressing ESG issues.

> Geographic Concentration Risk. The risk that events negatively affecting the geographic location where the Series focuses its investments will cause the value of the Series’ shares to decrease, perhaps significantly.

> Growth Stocks Risk. The risk that the Series investments in growth stocks will be more volatile than investments in other types of stocks, or will perform differently from the market as a whole and from other types of stocks.

> Large Market Capitalization Companies Risk. The risk that the value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

> Preferred Stock Risk. The risk that a preferred stock will decline in price, fail to pay dividends when expected, or be illiquid.

> Sector Focused Investing Risk. The risk that events negatively affecting a particular market sector in which the Series focuses its investments will cause the value of the Series’ shares to decrease, perhaps significantly.

> Small and Medium Market Capitalization Companies Risk. The risk that the Series’ investments in small and medium market capitalization companies will increase the volatility and risk of loss to the Series, as compared with investments in larger, more established companies.

Also in this section, the risk disclosures entitled “Derivatives Risk” and “Value Stocks Risk” are hereby removed.

The Series’ primary benchmark is changed to the MSCI All Country World ex USA Index (net). In light of the herein described subadviser and strategy changes, the subadviser believes the MSCI All Country World ex USA Index better reflects the markets and securities in which the Series will invest than the Series’ previous index, the MSCI EAFE® Index (net). The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

The second paragraph under “Management” in the summary prospectus and in the summary section of the statutory prospectus is hereby revised to state: “Sustainable Growth Advisers, LP (“SGA”), an affiliate of VIA, is the subadviser to the Series (since June 2019).”

The disclosure under “Portfolio Management” in the summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following:

>	Tucker Brown, Portfolio Manager and Principal of SGA. Mr. Brown has served as a Portfolio Manager of the Series since June 2019.
>	Alexandra Lee, Portfolio Manager and Principal of SGA. Ms. Lee has served as a Portfolio Manager of the Series since June 2019.
>	Gordon M. Marchand, CPA, CFA, CIC, Portfolio Manager and co-founder of SGA. Mr. Marchand has served as a Portfolio Manager of the Series since June 2019.

2

The disclosure under “More About Principal Investment Strategies” on page 4 of the statutory prospectus is hereby replaced with the following:

The Series will invest in securities of issuers located throughout the world. Under normal circumstances, the Series will invest at least 80% of its assets in equity securities of issuers organized, headquartered or doing a substantial amount of business outside the U.S. As of the date of this prospectus, the Series’ subadviser, Sustainable Growth Advisers, LP (“SGA”), considers an issuer that has at least 50% of its assets or derives at least 50% of its revenue from business outside the U.S. as doing a substantial amount of business outside the U.S. The Series’ policy of investing 80% of its assets in foreign equity securities may be changed only upon 60 days’ written notice to shareholders.

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA selects investments for the Series’ portfolio that it believes have superior long-term earnings prospects and attractive valuation. SGA may also consider certain environmental, social, and governance (“ESG”) factors, in addition to including the use of analysis and rankings from third-party ESG research providers. The Series’ equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. The Series may invest in companies of all market capitalizations. The Series will allocate its assets among various regions and countries, including emerging markets. From time to time, the Series may have a significant portion of its assets invested in the securities of companies in only a few countries or regions. Although the Series seeks investments across a number of sectors, from time to time, the Series may have significant positions in particular sectors.

SGA will sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

The Series’ investment objective is non-fundamental, which means it may be changed without shareholder approval.

The disclosure under “More About Principal Risks” on beginning on page 5 of the statutory prospectus is hereby replaced with the following:

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the Series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the Series. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Depositary Receipts

The Series may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies.

Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.

3

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

• Growth Stocks Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks, and as a result they tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

• Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as investments in smaller companies, and larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

• Small and Medium Market Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

ESG Consideration

The Series’ consideration of ESG factors could cause it to perform differently compared to Series that do not have such considerations. The consideration of ESG factors may result in the Series’ forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG factors do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG factors. While the subadviser believes its interpretations are reasonable, the portfolio decisions it makes may differ with other investors’ or investment managers’ views.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

• Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

4

• Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

To the extent that the Series invests a significant portion of its assets in a particular emerging market, the Series will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Series as compared with a Series that does not have its holdings concentrated in a particular country.

Geographic Concentration

The value of the investments of a Series that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the Series as compared with a Series that does not have its holdings similarly concentrated. Events negatively affecting such location are therefore likely to cause the value of the Series’ shares to decrease, perhaps significantly.

Market Volatility

The value of the securities in which the Series invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets has exposed the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which the Series itself is regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Preferred Stocks

Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. Preferred stock also may be subject to optional or mandatory redemption provisions, and may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.

5

Redemption

The redemption by one or more large variable contract owners of their holdings in the Series could have an adverse impact on the remaining shareholders in the Series by, for example, accelerating the realization of capital gains and/or increasing the Series’ transaction costs.

Sector Focused Investing

The value of the investments of a Series that focuses its investments in a particular market sector will be highly sensitive to financial, economic, political and other developments affecting that market sector, and conditions that negatively impact that market sector will have a greater impact on the Series as compared with a Series that does not have its holdings similarly focused. Events negatively affecting the market sectors in which the Series has invested are therefore likely to cause the value of the Series’ shares to decrease, perhaps significantly.

Under “The Adviser” on page 7 of the statutory prospectus, the second paragraph is hereby replaced with the following:

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected SGA to serve as subadviser and perform the day-to-day portfolio management of the Series. SGA is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

Under “The Subadviser” on page 8 of the statutory prospectus, the disclosure is hereby replaced with the following:

SGA, an affiliate of VIA, is located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. SGA was co-founded by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn in 2003. SGA is a registered investment advisor and provides investment advice to institutional and individual clients, private investment companies and mutual funds. SGA manages approximately $12.5 billion as of March 31, 2019, of which $10.8 billion is regulatory assets under management and $1.7 billion is model/emulation assets under contract.

From its investment advisory fee, VIA, and not the Series, pays SGA for its subadvisory services at the rate of 50% of the net advisory fee.

Under “Board of Trustees’ Approval of Investment Advisory and Subadvisory Agreements,” the disclosure is hereby replaced with the following:

The Trust’s annual report to shareholders for the year ended December 31, 2018 contains a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory agreement. A discussion regarding the basis for the Trust’s Board of Trustee’s approval of the subadvisory agreement with SGA is expected to be included in the semiannual report to shareholders for the period ended June 30, 2019.

Under “Portfolio Management, the disclosure is hereby replaced with the following:

Tucker Brown, Alexandra Lee, and Gordon M. Marchand manage the investments of the Series (since June 2019) and are jointly and primarily responsible for the day-to-day management of the Series’ investments.

>	Tucker Brown. Mr. Brown is an Analyst, Research Principal, a Portfolio Manager, and a member of the firm’s Investment Committee. Prior to joining Sustainable Growth Advisers in 2006, Mr. Brown was a Vice President in the Equity Research Department of Goldman Sachs, where he served as a member of the firm’s U.S. packaged food research team. Previously, he worked in the Investment Banking Division of Goldman Sachs, focused on M&A and corporate finance advisory for clients in retail and technology sectors. Mr. Brown began his career as a fund accountant and custody manager at Brown Brothers Harriman & Co.
6

>	Alexandra Lee. Ms. Lee is and Analyst, Research Principal, a Portfolio Manager, and a member of the firm’s Investment Committee. Prior to joining Sustainable Growth Advisers in 2004, Ms. Lee was an Associate Director and an equity analyst at Bear Stearns, covering large cap biotechnology companies, and a member of the global healthcare research team. Previously, she worked as an equity research analyst at JP Morgan in the life sciences technology group, and as a management consultant at the Boston Consulting Group. Ms. Lee also has a medical degree.

>	Gordon M. Marchand, CFA, CPA, CIC. Mr. Marchand is a Founding Principal, an Analyst, a Portfolio Manager, a member of the firm’s Investment Committee and a member of the firm’s Advisory Board. Prior to co-founding SGA in 2003, Mr. Marchand was an executive officer, a member of the Investment Policy Committee and a member of the Board of Directors at Yeager, Wood & Marshall, Inc., a registered investment advisor, from 1984 to 2003. He was also that firm’s Chief Operating and Financial Officer. Mr. Marchand began his career as a management consultant for Price Waterhouse. He is a CFA® charterholder, a Chartered Investment Counselor (“CIC”) and a Certified Public Accountant (“CPA”). Mr. Marchand is past Chairman, President and a member of the Governing Board of the Investment Adviser Association.

The statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Series.

Under “Risk Associated with Additional Investment Techniques and Series Operations” beginning on page 8 of the statutory prospectus, the disclosures entitled “Convertible Securities,” “Illiquid and Restricted Securities,” “Investments in Other Investment Companies and Exchange-Traded Funds,” “Leverage” and “Small and Medium Market Capitalization Companies” are hereby removed.

All other disclosure concerning the Series, including fees and expenses, remains unchanged from the prospectuses dated April 30, 2019.

Investors should retain this supplement with the

Prospectuses for future reference.

VVIT Int’l SGAChanges (6/2019)

7

Virtus Duff & Phelps International Series (the “Series”),

a series of Virtus Variable Insurance Trust

Supplement dated June 4, 2019 to the

Statement of Additional Information (“SAI”) dated April 30, 2019

Important Notice to Investors

As approved by the Board of Trustees of Virtus Variable Insurance Trust, effective June 4, 2019, Sustainable Growth Advisers, LP (“SGA”) is managing the Series and Duff & Phelps Investment Management Co. (“Duff & Phelps”) is removed as subadviser. Accordingly, all references to Duff & Phelps as subadviser to the Series, and to Frederick Brimberg as portfolio manager, are hereby removed from the Series’ SAI. Virtus Investment Advisers, Inc. (“VIA”) continues to serve as the Series’ investment adviser. SGA will serve under an interim subadvisory agreement until such time as the Series’ standard subadvisory agreement is implemented, not to exceed 150 days. It is currently anticipated that the subadvisory agreement with SGA will be submitted to Series shareholders for approval during the third quarter of 2019.

Additionally, Virtus Duff & Phelps International Series’ name has changed to Virtus SGA International Growth Series and all references in the Series’ SAI to the Series’ former name are deemed changed to Virtus SGA International Growth Series.

Additional disclosure changes resulting from the subadviser change are described below.

In the “Glossary” beginning on page 3, the following entries are added:

SGA	Sustainable Growth Advisers, LP, subadviser to SGA International Growth Series
SGA International Growth Series	Virtus SGA International Growth Series

In the table “Non-Public Portfolio Holdings Information” beginning on page 8, the following information is added:

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Subadviser	SGA	Daily with no delay

Under “Proxy Voting Policies beginning on page 73, the following disclosure is added:

SGA International Growth Series

SGA has adopted proxy voting policies and procedures (the “Policies and Procedures”) designed to ensure that SGA votes in a manner that is in the best interests of its clients. Generally, votes will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, and maintain or increase the rights of shareholders, while votes will be cast against proposals having the opposite effect. In voting on each and every issue, SGA shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot. The Policies and Procedures allow SGA to utilize a third party vendor for voting on behalf of clients consistent with the Policies and Procedures.

The Policies and Procedures address conflicts of interest or potential conflicts of interest relating to proxy proposals. A member of SGA’s Investment Committee is responsible for identifying potential conflicts of interest. Where appropriate, SGA will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients' best interest and is not the product of the conflict:

1. provide the client with sufficient information regarding the shareholder vote and SGA’s potential conflict to the client and obtain the client's consent before voting;

2. vote securities based on a pre-determined voting policy;

3. vote securities based upon the recommendations of an independent third party; or

4. request that the client engage another party to determine how the proxies should be voted.

A complete copy of SGA’s current Proxy Voting Policies and Procedures may be obtained by sending a written request to firm@sgadvisers.com or 301 Tresser Boulevard, Suite 1310, Stamford, Connecticut 06901.

Under “Subadvisers and Subadvisory Agreements” beginning on page 78, the following disclosure is added:

SGA — SGA International Growth Series

SGA, an affiliate of VIA, is located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. SGA was co-founded by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn in 2003. SGA is a registered investment advisor and provides investment advice to institutional and individual clients, private investment companies and mutual funds. SGA manages approximately $12.5 billion as of March 31, 2019, of which $10.8 billion is regulatory assets under management and $1.7 billion is model/emulation assets under contract.

For its services as subadviser, VIA pays SGA the following annual subadvisory fee rate:

Series	Subadvisory Fee
SGA International Growth Series	50% of the net advisory fee

Under “Portfolio Managers” beginning on page 83, the table listing the portfolio managers is hereby revised by replacing the rows for the Series with the following:

Series	Portfolio Manager
SGA International Growth Series	Tucker Brown Alexandra Lee Gordon M. Marchand

Under “Other Accounts Managed (No Performance Based Fees)” on page 84, the following information is added:

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Tucker Brown	0	$0	1	$104.6 Million	1	$105 Thousand
Alexandra Lee	0	$0	1	$104.6 Million	3	$1.2 Million
Gordon M. Marchand	6	$4.7 Billion	15	$3.4 Billion	68	$4.3 Billion

Under “Other Accounts Managed (With Performance Based Fees)” beginning on page 84, the following information is added:

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Tucker Brown	0	$0	0	$0	0	$0
Alexandra Lee	0	$0	0	$0	0	$0
Gordon M. Marchand	0	$0	0	$0	1	$64 million

2

Under “Portfolio Manager Compensation” beginning on page 85, the following information is added:

SGA

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of each of SGA’s three principals/portfolio managers is based upon (i) a fixed base compensation and (ii) SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

Under “Portfolio Manager Fund Ownership” on page 86, the following information is added:

Portfolio Manager	Series	Dollar Range of Equity Securities Beneficially Owned in Series Managed	Dollar Value of Financial Exposure Through Similar Strategies	Total Ownership/Financial Exposure
Tucker Brown	SGA International Growth Series	None	None	None
Alexandra Lee	SGA International Growth Series	None	None	None
Gordon M. Marchand	SGA International Growth Series	None	None	None

All other disclosure concerning the Series, including fees and expenses, remains unchanged from the SAI dated April 30, 2019.

Investors should retain this supplement with the

SAI for future reference.

VVIT SAI/Int’l SGAChanges (6/2019)

3